UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________________________

Date of Report (Date of earliest event reported): June 24, 2019 (June 18, 2019)

SMART SAND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37936	45-2809926
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Hughes Landing Blvd., Suite 800 The Woodlands, Texas 77380
	(281) 231-2660	Not Applicable
(Address of principal executive offices and zip code)	(Registrant’s telephone number, including area code)	(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SND	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.    ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 18, 2019, Smart Sand, Inc. (the "Company") held its annual meeting of stockholders (the “Annual Meeting”).  As of the record date for the Annual Meeting, 40,999,743 shares of common stock were outstanding, each entitled to one vote per share. At the Annual Meeting, the Company’s stockholders were requested to: (i) elect two Class III members of the Company’s board of directors to serve until the Company’s 2022 annual meeting of stockholders; (ii) ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019; and (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2018. Each of the foregoing proposals is more fully described in the Company’s definitive proxy statement, which was filed with the SEC on April 26, 2019.

1.    The stockholders elected Charles E. Young and José E. Feliciano to serve as Class III members of the Company’s board of directors for a three-year term.  The results of the voting are as follows:

Name	For	Withheld	Broker Non-Votes
Charles E. Young	26,227,892	2,358,246	8,933,604
José E. Feliciano	26,205,276	2,380,862	8,933,604

2.    The stockholders also approved the proposal to ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  The voting results for this proposal were 36,917,820 shares for, 234,532 shares against, and 367,389 shares abstained.

3.    The stockholders also approved, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers during the year ended December 31, 2018.  The voting results for this proposal were 27,901,526 shares for, 380,904 shares against, 303,708 shares abstained, and 8,933,604 shares were broker non-votes.
Item 8.01    Other Events.
In June 2019, Lee E. Beckelman, the Company's Chief Financial Officer, adopted a new stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company's Insider Trading Compliance Policy. Rule 10b5-1 provides guidelines for officers, directors and other insiders to prearrange sales of the Company's securities in a manner that avoids concerns about initiating transactions while in possession of material nonpublic information. Mr. Beckelman's plan allows him to sell up to 30,000 shares of his Company stock over time as part of his long-term strategy for individual asset diversification and liquidity, provided that certain stock prices specified in the plan are reached.

Except as may be required by law, the Company does not undertake to report modifications, terminations or other activities under current or future 10b5-1 plans established by its officers and directors or significant stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART SAND, INC.

Dated: June 24, 2019	By:	/s/ Lee E. Beckelman
Lee E. Beckelman
Chief Financial Officer